UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

SAB BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W 41st St Suite 401
Miami Beach, Florida		33140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 845-2813

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	SABSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 10, 2026, SAB Biotherapeutics, Inc. (the “Company” or “SAB BIO”) issued a press release titled “SAB BIO Announces Additional Phase 1 Data for SAB-142 in Adult Patients with Established Autoimmune Type 1 Diabetes” (the “Release”). The Release announced additional data from the Company’s Phase 1 HUman anti-thymocyte biologic in first-in-MAN (HUMAN) clinical trial of SAB-142. In addition, the Company made available a presentation that includes certain information regarding the Company’s Phase 1 HUman anti-thymocyte biologic in first-in-MAN (HUMAN) clinical trial of SAB-142. A copy of the Release and the presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The presentation is also available on the investor relations section of the Company’s website. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 8.01 Other Events.

On March 10, 2026, the Company announced additional data from its Phase 1 HUman anti-thymocyte biologic in first-in-MAN (HUMAN) clinical trial of SAB-142. In the trial, the established T1D adult patient cohort demonstrated early signals of C-peptide preservation aligned with the anticipated mechanism of action of SAB-142. In the T1D cohort (n=6), SAB-142 treated study participants (n=4) showed no decrease in C-peptide levels at Day 120 compared to baseline. The placebo study participant showed a decrease in C-peptide compared to the baseline. The Phase 1 T1D cohort included six adult participants (n=6), with four receiving SAB-142 at 2.5 mg/kg (n=4) and two receiving placebo (n=2). Participants ranged in age from 19 to 40 years. All established T1D patients (Stage 3 T1D diagnosis within 28-40 months at the time of randomization) had residual beta function (C-peptide >0.2 nmol/L) and at least one T1D autoantibody at baseline. Phase 1 study efficacy endpoints were measured at the End of Study Day 120 post SAB-142 administration. One placebo participant (n=1) completed through Day 120 as the other placebo participant discontinued early due to personal reasons. Participants treated with SAB-142 (2.5 mg/kg) demonstrated preservation in C-peptide levels compared to baseline with mean values increasing above baseline by Day 120. In contrast, the placebo treated participant showed a decline in C-peptide consistent with the predicted rate of disease progression. For reference, the TN19 Placebo Cohort 1 is modeled using a historical C-peptide trajectory based on historical placebo arm from the TN19 study. By Day 120, SAB-142 shows divergence from both the study placebo arm and the TN19 modeled placebo cohort, supporting a pharmacodynamic effect consistent with the preservation of beta cell function in adult patients with established T1D.

Figure 1: T1D Cohort – MMTT C-Peptide Mean AUC (nmoI/L) / Min ± SEM

SAB-142
PBO
2.5 mg/kg
TN19 Placebo Cohort[1]
0.3
0.2
0.1
0.0
-0.1
-0.2
Change from baseline in mean AUC
C-peptide, nmol/L per min
Baseline 1 2
90
120
Day
N =
1
4
1
4
1
4

Note: Predicted decline was estimated using placebo MMTT C-peptide AUC data from TN19 (n=26), Weeks 48–96 (post-2 hour values masked). A linear slope (–0.6206) was applied to estimate the rate of decline: AUC_BL – (–0.6206 × [Study Day/7]). Source: Haller et al. Diabetes. 2019 Jun;68(6):1267-1276. MMTT = Mixed Meal Tolerance Test; AUC = Area Under the Curve; SEM = Standard Error the Mean.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and in the Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “to be,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, including statements about the development and clinical trial results of the Company’s T1D program and other discovery programs.

These statements are based on the current expectations of SAB BIO and are not predictions of actual performance, and are not intended to serve as, and must not be relied on, by any investor as a guarantee, prediction, definitive statement, or an assurance, of fact or probability. These statements are only current predictions or expectations, and are subject to known and unknown risks, uncertainties and other factors which may be beyond our control. Actual events and circumstances are difficult or impossible to predict, and these risks and uncertainties may cause our or our industry’s results, performance, or achievements to be materially different from those anticipated by these forward-looking statements. A further description of risks and uncertainties can be found in the sections captioned “Risk Factors” in our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, as may be amended or supplemented from time to time, and other filings with or submissions to, the U.S. Securities and Exchange Commission. Except as otherwise required by law, SAB BIO disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release issued by SAB Biotherapeutics, Inc. dated March 10, 2026 (furnished herewith).
99.2	Corporate Presentation dated March 10, 2026 (furnished herewith).
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	March 10, 2026	By:	/s/ Samuel J. Reich
Samuel J. Reich Chief Executive Officer